Quarterly Holdings Report
for
Fidelity® SAI International Low Volatility Index Fund
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV2-NPRT3-0922
1.9866139.107
Common Stocks - 98.8%
	Shares	Value ($)
Australia - 2.8%
ASX Ltd.	1,101,648	68,472,687
Medibank Private Ltd.	14,461,592	34,773,373
Sonic Healthcare Ltd.	2,605,338	62,740,490
TOTAL AUSTRALIA		165,986,550
Bailiwick of Jersey - 1.5%
Experian PLC	2,522,795	88,328,822
Belgium - 1.0%
Cofinimmo SA	52,427	5,883,415
ELIA GROUP SA/NV (a)	192,319	29,149,794
Warehouses de Pauw	767,616	26,015,411
TOTAL BELGIUM		61,048,620
Bermuda - 1.3%
Jardine Matheson Holdings Ltd.	1,431,476	75,604,616
Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (b)(c)	5,145,000	7
Denmark - 4.8%
Chr. Hansen Holding A/S	585,398	38,241,030
Coloplast A/S Series B	676,206	79,142,440
Novo Nordisk A/S Series B	1,059,193	123,368,292
Tryg A/S	2,048,905	46,626,119
TOTAL DENMARK		287,377,881
Finland - 0.8%
Elisa Corp. (A Shares)	857,418	47,356,553
France - 5.5%
Air Liquide SA	30,364	4,174,516
Euroapi SASU (b)	57,535	970,613
Hermes International SCA	14,901	20,316,243
L'Oreal SA	287,010	108,506,264
Orange SA	8,037,044	82,126,087
Sanofi SA	1,132,497	112,540,248
TOTAL FRANCE		328,633,971
Germany - 5.9%
Beiersdorf AG	536,148	55,290,143
Deutsche Borse AG	563,714	98,404,942
Deutsche Telekom AG	3,828,993	72,747,003
Hannover Reuck SE	306,472	43,319,669
Symrise AG	701,387	81,841,797
TOTAL GERMANY		351,603,554
Hong Kong - 6.4%
CLP Holdings Ltd.	9,494,500	80,509,298
Hang Seng Bank Ltd.	3,939,200	63,479,637
Hong Kong & China Gas Co. Ltd.	58,823,015	62,045,958
Link (REIT)	8,714,327	72,934,851
MTR Corp. Ltd.	8,832,371	46,694,021
Power Assets Holdings Ltd.	7,783,500	50,915,645
TOTAL HONG KONG		376,579,410
Ireland - 0.3%
Kerry Group PLC Class A	161,293	17,020,712
Israel - 1.1%
Bank Hapoalim BM (Reg.)	5,307,340	48,652,373
Mizrahi Tefahot Bank Ltd.	476,543	17,398,169
TOTAL ISRAEL		66,050,542
Italy - 0.4%
Recordati SpA	571,677	25,258,532
Japan - 28.9%
Advance Residence Investment Corp.	7,566	20,847,329
Ajinomoto Co., Inc.	2,995,700	78,834,789
Canon, Inc.	2,016,700	47,710,742
Central Japan Railway Co.	583,380	68,311,974
Chubu Electric Power Co., Inc.	4,097,200	43,706,545
Daito Trust Construction Co. Ltd.	311,300	29,512,042
Daiwa House REIT Investment Corp.	11,533	27,757,577
FUJIFILM Holdings Corp.	1,769,810	101,095,146
Hankyu Hanshin Holdings, Inc.	1,316,740	38,194,351
Industrial & Infrastructure Fund Investment Corp.	11,288	15,695,003
Japan Post Holdings Co. Ltd.	6,855,900	49,361,366
Japan Real Estate Investment Corp.	7,548	36,449,018
Kansai Electric Power Co., Inc.	4,240,300	42,991,269
KDDI Corp.	923,000	29,593,543
Kintetsu Group Holdings Co. Ltd.	1,085,000	35,855,957
Kyushu Railway Co.	857,400	17,976,024
McDonald's Holdings Co. (Japan) Ltd.	423,700	15,903,776
Medipal Holdings Corp.	708,600	10,690,934
Nagoya Railroad Co. Ltd.	1,119,600	18,048,024
Nippon Building Fund, Inc.	9,009	47,790,479
Nippon Prologis REIT, Inc.	14,075	36,602,121
Nippon Telegraph & Telephone Corp.	3,491,096	99,724,289
Oriental Land Co. Ltd.	634,900	96,396,129
Osaka Gas Co. Ltd.	2,272,560	40,856,324
Otsuka Holdings Co. Ltd.	978,260	34,946,350
Pan Pacific International Holdings Ltd.	2,904,800	45,229,128
Secom Co. Ltd.	1,221,470	81,582,112
Sega Sammy Holdings, Inc.	577,100	9,910,731
Sekisui House Ltd.	1,244,000	22,032,976
Seven & i Holdings Co. Ltd.	2,176,100	88,698,296
SHIMANO, Inc.	385,800	64,446,447
Skylark Holdings Co. Ltd.	1,294,700	15,447,753
SoftBank Corp.	8,293,400	95,890,415
Suntory Beverage & Food Ltd.	192,300	7,587,673
Tobu Railway Co. Ltd.	1,143,800	27,159,399
Tohoku Electric Power Co., Inc.	2,741,100	15,176,295
Tokio Marine Holdings, Inc.	1,026,800	60,108,807
Tokyo Gas Co. Ltd.	1,368,700	26,882,529
Toyo Suisan Kaisha Ltd.	557,380	23,681,907
Trend Micro, Inc.	767,300	44,591,034
TOTAL JAPAN		1,713,276,603
Netherlands - 4.8%
Koninklijke Ahold Delhaize NV	3,339,176	91,956,675
Prosus NV	1,349,704	88,047,952
Wolters Kluwer NV	980,214	106,193,739
TOTAL NETHERLANDS		286,198,366
Norway - 0.3%
Orkla ASA	2,157,195	18,621,509
Singapore - 1.6%
Ascendas Real Estate Investment Trust	6,604,665	14,216,274
CapitaMall Trust	17,586,800	27,782,235
Mapletree Industrial (REIT)	10,621,100	20,862,462
Singapore Exchange Ltd.	4,684,000	33,577,694
TOTAL SINGAPORE		96,438,665
Spain - 0.4%
Grifols SA (b)	1,602,698	23,292,893
Sweden - 3.2%
Axfood AB	578,661	18,358,260
Ericsson (B Shares)	5,194,586	39,511,317
Industrivarden AB (A Shares)	132,988	3,453,537
Svenska Handelsbanken AB (A Shares)	8,586,999	77,213,560
Telia Co. AB	14,122,226	52,071,383
TOTAL SWEDEN		190,608,057
Switzerland - 13.8%
Allreal Holding AG	86,020	14,188,307
Galenica AG (d)	285,412	22,563,695
Givaudan SA	26,235	91,368,414
Lindt & Spruengli AG	730	84,055,261
Nestle SA (Reg. S)	943,579	115,614,185
Novartis AG	1,380,754	118,647,728
PSP Swiss Property AG	261,613	31,222,605
Roche Holding AG (participation certificate)	338,174	112,275,296
SGS SA (Reg.)	24,765	60,438,189
Swiss Prime Site AG	415,058	37,740,474
Swisscom AG	144,781	78,151,471
Tecan Group AG	69,115	24,426,418
Zurich Insurance Group Ltd.	60,965	26,612,952
TOTAL SWITZERLAND		817,304,995
United Kingdom - 14.0%
Admiral Group PLC	1,551,384	36,236,303
AstraZeneca PLC (United Kingdom)	917,142	120,642,042
Bunzl PLC	1,838,576	68,760,238
Diageo PLC	2,443,391	115,747,982
Direct Line Insurance Group PLC	7,334,114	18,398,857
GSK PLC	3,438,183	72,236,945
Haleon PLC (b)	4,311,481	15,321,022
Halma PLC	792,231	22,180,267
National Grid PLC	7,491,160	103,150,330
RELX PLC (London Stock Exchange)	3,794,643	112,357,362
Smith & Nephew PLC	4,478,015	57,413,368
Unilever PLC	1,817,651	88,524,891
TOTAL UNITED KINGDOM		830,969,607
TOTAL COMMON STOCKS (Cost $5,903,714,299)		5,867,560,465

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $2,882,585)	2,900,000	2,860,102

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (g)	24,668,717	24,673,651
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	494,475	494,524
TOTAL MONEY MARKET FUNDS (Cost $25,168,175)		25,168,175

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $5,931,765,059)	5,895,588,742
NET OTHER ASSETS (LIABILITIES) - 0.7% (i)	41,819,857
NET ASSETS - 100.0%	5,937,408,599

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	692	Sep 2022	67,542,660	4,020,822	4,020,822

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,563,695 or 0.4% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,860,102.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
(i)	Includes $475,403 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	22,539,668	588,957,164	586,823,181	88,384	-	-	24,673,651	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	-	265,168,703	264,674,179	468,188	-	-	494,524	0.0%
Total	22,539,668	854,125,867	851,497,360	556,572	-	-	25,168,175

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Government Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.